UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 2, 2021

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 3.03    MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

The disclosure set forth under Item 8.01 below is incorporated herein by reference.

ITEM 7.01     REGULATION FD DISCLOSURE.

On July 2, 2021, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information under Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01     OTHER EVENTS.

Ashford Hospitality Trust, Inc. (the “Company”) announced today that the Company’s Board of Directors unanimously approved a reverse split of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a ratio of one-for-ten, effective as of the close of business on July 16, 2021 (the “Reverse Stock Split”).

Effective as of the close of business on July 16, 2021, each outstanding share of the Common Stock will automatically combine into 1/10th of a share of Common Stock. At the market opening on July 19, 2021, the Common Stock will begin trading on the New York Stock Exchange on a split-adjusted basis. If the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, such fractional share shall be rounded down to the nearest full share and the Company will pay the holder otherwise entitled to such fraction a sum in cash in an amount equal to the relevant percentage of the amount received per share upon the sale in one or more open market transactions of the aggregate of all such fractional shares.

Each stockholder’s percentage ownership in the Company and proportional voting power remains unchanged after the Reverse Stock Split, except for minor changes resulting from the payment of cash for fractional shares. The rights and privileges of stockholders are unaffected by the Reverse Stock Split. There will be no change to the number of authorized shares of the Common Stock as a result of the Reverse Stock Split. The Company’s trading symbol will remain unchanged, but the CUSIP number for the Company’s registered Common Stock will be changed to 044103869.

The Company also intends to effect a reverse split of the partnership units of Ashford Hospitality Limited Partnership, the Company’s operating partnership (“Ashford Trust OP”), at a ratio of one-for-ten, effective July 16, 2021.

Forward-Looking Statements

Certain statements and assumptions in this Form 8-K contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Form 8-K include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission's investigation; our ability to meet the NYSE continued listing standards; our ability to regain S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust's filings with the Securities and Exchange Commission.

The forward-looking statements included in this Form 8-K are only made as of the date of this Form 8-K. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits
Exhibit Number        Description

99.1    Press Release of the Company, dated July 2, 2021, furnished under Item 7.01.
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2021

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ JIM PLOHG
Jim Plohg
Division General Counsel